UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2018

SPECTRA ENERGY PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33556	41-2232463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court,

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 24, 2018, Spectra Energy Partners, LP, a Delaware limited partnership (“SEP”), Spectra Energy Partners (DE) GP, LP, a Delaware limited partnership and the general partner of SEP (the “General Partner”), Enbridge Inc., a Canadian corporation (“Enbridge”), Enbridge (U.S.) Inc., a Delaware corporation, Autumn Acquisition Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Enbridge (“Merger Sub”), and, solely for the purposes of Articles I, II and XI, Enbridge US Holdings Inc., a Canadian corporation, Spectra Energy Corp, a Delaware corporation, Spectra Energy Capital, LLC, a Delaware limited liability company, and Spectra Energy Transmission, LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into SEP (the “Merger”), with SEP continuing as the sole surviving entity and a wholly owned subsidiary of Enbridge.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each common unit representing a fractional part of the limited partner interests in SEP (each, an “SEP Common Unit”) issued and outstanding immediately prior to the effective time of the Merger, other than certain excluded SEP Common Units owned by Enbridge and its subsidiaries, will be converted into, and become exchangeable for, 1.111 shares of Enbridge common stock (“Enbridge Common Stock”).

The conflicts committee (the “Conflicts Committee”) of the board of directors (the “Board”) of Spectra Energy Partners GP, LLC (“GP, LLC”), the general partner of the General Partner, has, acting in good faith and relying on the advice of its legal and financial advisors, unanimously, (i) determined that the Merger Agreement and the transactions contemplated thereby are fair and reasonable to, and in the best interests of, SEP and the holders of the outstanding SEP Common Units (other than Enbridge and its affiliates), (ii) approved the Merger Agreement and the transactions contemplated thereby, on the terms and subject to the conditions set forth in the Merger Agreement, which such approval constituted “Special Approval” under the limited partnership agreement of SEP, and (iii) recommended that the Board approve the Merger Agreement and the transactions contemplated thereby. Based upon such recommendation, the Board has, acting in good faith unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair and reasonable to, and in the best interests of SEP and the holders of the outstanding SEP Common Units (other than Enbridge and its affiliates), (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, and (iii) resolved to recommend that the limited partners of SEP approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and directed that the Merger Agreement be submitted to the limited partners for their approval by written consent.

Pursuant to the Merger Agreement, Enbridge and Enbridge (U.S.) Inc. have irrevocably and unconditionally agreed to deliver, or cause to be delivered, a written consent (the “Written Consent”), covering all of the SEP Common Units they beneficially own, approving the Merger, Merger Agreement and any other actions required in furtherance thereof. The Written Consent will be delivered within two business days after the Registration Statement (as defined below) becomes effective under the Securities Act of 1933, as amended (the “Securities Act”). As of August 22, 2018, Enbridge and Enbridge (U.S.) Inc. beneficially owned 402,989,862 SEP Common Units, representing approximately 83.1% of the total SEP Common Units issued and outstanding. The approval of the Merger Agreement requires the affirmative consent of holders of a majority of the outstanding SEP Common Units.

The completion of the Merger is subject to certain customary closing conditions, including (i) receipt of approval of the Merger Agreement by written consent of the limited partners of SEP holding SEP Common Units constituting at least a majority of the outstanding SEP Common Units entitled to vote, (ii) the Enbridge Common Stock issuable in connection with the Merger having been approved for listing on the NYSE and the TSX, subject to official notice of issuance, (iii) the absence of any governmental order prohibiting the consummation of the Merger or the other transactions contemplated thereby, and (iv) Enbridge’s registration statement on Form S-4 (the “Registration Statement”) having become effective under the Securities Act. The obligation of each party to the Merger Agreement to consummate the Merger is also conditioned upon the accuracy of the representations and warranties of the other parties as of the date of the Merger Agreement and as of the closing (subject to customary materiality qualifiers), the performance by the other parties of all obligations under the Merger Agreement at or prior to closing and receipt of an officer’s certificate evidencing the satisfaction of the foregoing.

Enbridge, Enbridge (U.S.) Inc., Merger Sub, SEP and the General Partner have made customary representations and warranties, and agreed to customary covenants, in the Merger Agreement. Subject to certain exceptions, Enbridge and SEP have each agreed, among other things, to covenants relating to the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement contains certain termination rights that may be exercised by either Enbridge or SEP, including in the event that (i) both parties agree by mutual written consent duly authorized by the Conflicts Committee on behalf of SEP and the Enbridge board of directors to terminate the Merger Agreement, (ii) the Merger is not consummated by February 25, 2019, or (iii) any order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger having become final and non-appealable. If the Merger Agreement is terminated under certain circumstances, Enbridge may be required to reimburse SEP for its transaction expenses in an amount not to exceed $4 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties, and covenants of each party set forth in the Merger Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties including (i) being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts and (ii) being subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SEP’s public disclosures.

Item 8.01 Other Events.

On August 24, 2018, Enbridge and SEP issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on Enbridge’s and SEP’s respective beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast and similar expressions and include, but are not limited to, statements regarding the expected closing, consummation, completion, timing and benefits of the Merger, the expected synergies and shareholder value to result from the combined company, the expected levels of cash distributions by SEP with respect to its common units, the expected levels of dividends by Enbridge to its shareholders, the expected financial results of Enbridge, SEP and their affiliates, future credit ratings, financial condition and business strategy of Enbridge, SEP and their affiliates.

Although SEP and Enbridge believe these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Material assumptions include assumptions about the following: the expected supply of and demand for crude oil, natural gas, natural gas liquids (“NGL”) and renewable energy; prices of crude oil, natural gas, NGL and renewable energy; exchange rates; inflation; interest rates; availability and price of labor and construction materials; operational reliability; customer and regulatory approvals; maintenance of support and regulatory approvals for projects; anticipated in-service dates; weather; the timing and closing of dispositions; the realization of anticipated benefits and synergies of the Merger; governmental legislation; acquisitions and the timing thereof; the success of integration plans; impact of capital project execution on future cash flows; credit ratings; capital project funding; expected earnings; expected future cash flows; and estimated future dividends. Assumptions regarding the expected supply of and demand for crude oil, natural gas, NGL and renewable energy, and the prices of these commodities, are material to and underlie all forward-looking statements, as they may impact current and future levels of demand for SEP’s and Enbridge’s services. Similarly, exchange rates, inflation and interest rates impact the economies and business environments and may impact levels of demand for SEP’s and Enbridge’s services and cost of inputs, and are therefore inherent in all forward-looking statements. Due to the interdependencies and correlation of these macroeconomic factors, the impact of any one assumption on a forward-looking statement cannot be determined with certainty, particularly with respect to the impact of the Merger, expected earnings and cash flow or estimated future dividends.

The most relevant assumptions associated with forward-looking statements on announced projects and projects under construction, including estimated completion dates and expected capital expenditures, include the following: the availability and price of labor and construction materials; the effects of inflation and foreign exchange rates on labor and material costs; the effects of interest rates on borrowing costs; the impact of weather and customer, government and regulatory approvals on construction and in-service schedules and cost recovery regimes.

Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the risk that the Merger does not occur; negative effects from the pendency of the Merger; the ability to realize expected cost savings and benefits; the timing to consummate the Merger; whether SEP will produce sufficient cash flows to provide the level of cash distributions SEP expects with respect to its common units; whether Enbridge will produce sufficient cash flows to provide the level of dividends Enbridge expects with respect to its common shares; outcomes of litigation and regulatory investigations, proceedings or inquiries; operating performance of SEP and Enbridge; regulatory parameters regarding SEP and Enbridge; other Enbridge dispositions; the proposed simplification of Enbridge’s corporate structure; project approval and support; renewals of rights of way; weather, economic and competitive conditions; public opinion; changes in tax laws and tax rates; changes in trade agreements, exchange rates, interest rates, commodity prices, political decisions and supply of and demand for commodities; and any other risks and uncertainties discussed herein or in Enbridge’s and SEP’s other filings with Canadian and United States securities regulators. Except to the extent required by applicable law, Enbridge and SEP assume no obligation to publicly update or revise any forward-looking statements made in this news release or otherwise, whether as a result of new information, future events or otherwise. All subsequent forward-looking statements, whether written or oral, attributable to Enbridge, SEP or persons acting on their behalf, are expressly qualified in their entirety by these cautionary statements. These factors, as well as additional factors that could affect Enbridge’s or SEP’s respective forward-looking statements, are described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in Enbridge’s 2017 Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulators on February 16, 2018, SEP’s 2017 Form 10-K, filed with the SEC on February 16, 2018, and in Enbridge’s and SEP’s respective other filings made with the SEC and Canadian securities regulators, which are available via the SEC’s website at www.sec.gov and at www.sedar.com, as applicable. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Enbridge or SEP has described. All forward-looking statements in this release are made as of the date hereof and neither Enbridge nor SEP undertakes any obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events or otherwise.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any consent or approval. The Merger will be submitted to the unitholders of SEP for their consideration. Enbridge will file with the SEC a consent solicitation statement of SEP that also constitutes a prospectus of Enbridge. Enbridge and SEP also plan to file other documents with the SEC regarding the Merger. INVESTORS AND SECURITY HOLDERS OF ENBRIDGE AND SEP ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and unitholders will be able to obtain free copies of the consent solicitation statement/prospectus and other documents containing important information about Enbridge and SEP once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the consent solicitation statement/prospectus and the filings with the SEC that will be incorporated by reference in the consent solicitation statement/prospectus can also be obtained, without charge, by directing a request either to Enbridge Inc., 200, 425 – 1st Street S.W., Calgary, Alberta, Canada T2P 3L8, Attention: Investor Relations or to Spectra Energy Partners, LP, 5400 Westheimer Court, Houston, Texas 77056, Attention: Investor Relations.

Participants in the Solicitation

Enbridge, and certain of its directors and executive officers, SEP, and certain of the directors and executive officers of GP, LLC, which manages the business and affairs of SEP, may be deemed participants in the solicitation of consent from the holders of SEP Common Units in connection with the Merger. Information about the directors and executive officers of Enbridge is set forth in its definitive proxy statement filed with the SEC on April 5, 2018. Information about the directors and executive officers of GP, LLC is set forth in SEP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 16, 2018. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 24, 2018, by and among Spectra Energy Partners, LP, Spectra Energy Partners (DE) GP, LP, Enbridge Inc., Enbridge (U.S.) Inc., Autumn Acquisition Sub, LLC, and solely for the purposes of Articles I, II and XI, Enbridge US Holdings Inc., Spectra Energy Corp, Spectra Energy Capital, LLC and Spectra Energy Transmission, LLC.

99.1	Joint Press Release of Enbridge Inc. and Spectra Energy Partners, LP, dated as of August 24, 2018.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP (Registrant)

	By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

Date: August 24, 2018	By:	/s/ Stephen J. Neyland
Stephen J. Neyland Vice President - Finance (Duly Authorized Officer)